SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 1998

Financial Asset Securitization, Inc.
		   (Exact name of registrant as specified in its charter)

         Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
   of Incorporation)		        File Number)	Identification No.)

 901 East Byrd Steet Richmond, Virginia 	 23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:         (804) 344-7575

Item 5.	Other Events

	On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amount of Mortgage Particiption Securities,
Series 1997-NAMC 2 (the "Securities"),pursuant to the Series 1997-2 NAMC 2
 Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),
dated as of June 1, 1997, by and among the Registrant, North American Mortgage
Company, as Master Servicer, and The First National Bank of Chicago, as
Trustee.
	The Securities evidence, in the aggregate, the entire beneficial ownership
 interest in a trust (the "Trust"), which consists primarily of 	two pools
of conventional, one- to four-family, fixed rate, first-lien Mortgage Loans
 (the "Mortgage Loans") transferred to the Trust by 	the Registrant pursuant
 to the Pooling and Servicing Agreement.  The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with North
American Mortgage Company pursuant to a Loan Sale Agreement (the "Sales
Agreement"), dated as of June 1, 1997, by and between the Registrant DLJMC
The Trustee has caused to be filed with the Commission, the Monthly Report dated June 25, 1998.  The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission
policy in the area.  The filing of the Monthly 	Report will occur subsequent
to each monthly distribution to the holders of the Certificates,
Due July 25, 2027.

	A. 	Monthly Report Information:
			See Exhibit No. 1

	B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

	C.	Item 1: Legal Proceedings:	NONE

	D.	Item 2: Changes in Securities:	NONE

	E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

	F.	Item 5: Other Information - Form 10-Q, Part II -
		Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

	1.	Monthly Distribution Report dated June 25, 1998.



                                                  Reimbur-
                                        Realized   ment of  Interest
       Beginning                         Loss of  Realized   Short-  Remaining
Class   Balance   Principal   Interest  Principal  Losses     fall    Balance
FXA-1  2312135.80 2079424.80   13198.44     0.00       0.00    0.00   232711.00
FXA-2  1733625.00 NA           11557.50 NA             0.00    0.00  1733625.00
FXA-3 15761954.00       0.00   95885.22     0.00       0.00    0.00 15761954.00
FXA-4 16448000.00       0.00  101429.33     0.00       0.00    0.00 16448000.00
FXA-5  4545000.00       0.00   29163.75     0.00       0.00    0.00  4545000.00
FXA-6  6223000.00       0.00   40190.21     0.00       0.00    0.00  6223000.00
FXA-7  1400000.00       0.00    9333.33     0.00       0.00    0.00  1400000.00
FXA-8 13237524.02 1195669.20  110312.70     0.00       0.00    0.00 12041854.82
FXA-9  7272000.00       0.00   43935.00     0.00       0.00    0.00  7272000.00
FXA-10 9042000.00       0.00   54628.75     0.00       0.00    0.00  9042000.00
FXA-11 2178000.00       0.00   13158.75     0.00       0.00    0.00  2178000.00
FXP     197354.71     467.11 NA             0.00       0.00 NA        196887.60
FXS    6266663.25 NA           41777.76 NA             0.00    0.00  6024135.82
A-1   25249973.27 1451644.21  152551.92     0.00       0.00    0.00 23798329.06
A-2    7241000.00       0.00   43747.71     0.00       0.00    0.00  7241000.00
A-3    2173000.00       0.00   14033.96     0.00       0.00    0.00  2173000.00
A-4    1650290.00 NA           10658.12 NA             0.00    0.00  1650290.00
A-5   12995763.51  580657.70   97468.23     0.00       0.00    0.00 12415105.81
A-6    7912000.00       0.00   46153.33     0.00       0.00    0.00  7912000.00
A-7    2283000.00       0.00   13317.50     0.00       0.00    0.00  2283000.00
A-8    6858000.00       0.00   40005.00     0.00       0.00    0.00  6858000.00
P       666611.45    1466.02 NA             0.00       0.00 NA        665145.43
S      1570462.44 NA           10142.57 NA             0.00    0.00  1497594.98
B-1    7035989.92    4955.38   46222.42     0.00       0.00    0.00  7031034.54
B-2    2706149.44    1905.92   17777.85     0.00       0.00    0.00  2704243.52
B-3    1515443.51    1067.31    9955.60     0.00       0.00    0.00  1514376.20
B-4    1017511.85     716.62    6684.47     0.00       0.00    0.00  1016795.23
B-5     541229.68     381.18    3555.57     0.00       0.00    0.00   540848.50
B-6     714428.70     503.17    4693.39     0.00       0.00    0.00   713925.53
R            0.00       0.00       0.00     0.00 NA            0.00        0.00
RP           0.00       0.00       5.00     0.00 NA            0.00        0.00














                                        Reimburse
                              Interest  ment of
       Beginning  Principal    Amount   Realized  Remaining
Class   Balance   DistributedDistributed Losses    Balance
FXA-1  107.103907   96.32415   0.611385  0.00000   10.77975
FXA-2 1000.000000    0.00000   6.666667  0.00000 1000.00000
FXA-3 1000.000000    0.00000   6.083333  0.00000 1000.00000
FXA-4 1000.000000    0.00000   6.166666  0.00000 1000.00000
FXA-5 1000.000000    0.00000   6.416667  0.00000 1000.00000
FXA-6 1000.000000    0.00000   6.458334  0.00000 1000.00000
FXA-7 1000.000000    0.00000   6.666664  0.00000 1000.00000






FXA-8  544.283259   49.16197   4.535694  0.00000  495.12129
FXA-9 1000.000000    0.00000   6.041667  0.00000 1000.00000
FXA-101000.000000    0.00000   6.041667  0.00000 1000.00000
FXA-111000.000000    0.00000   6.041667  0.00000 1000.00000
FXP    973.168652    2.30335   0.000000  0.00000  970.86530
FXS    683.824179    0.00000   4.558828  0.00000  657.35936
A-1    540.723568   31.08670   3.266872  0.00000  509.63687
A-2   1000.000000    0.00000   6.041667  0.00000 1000.00000
A-3   1000.000000    0.00000   6.458334  0.00000 1000.00000
A-4   1000.000000    0.00000   6.458332  0.00000 1000.00000
A-5    602.368800   26.91416   4.517766  0.00000  575.45464
A-6   1000.000000    0.00000   5.833333  0.00000 1000.00000
A-7   1000.000000    0.00000   5.833333  0.00000 1000.00000
A-8   1000.000000    0.00000   5.833333  0.00000 1000.00000
P      928.307963    2.04155   0.000000  0.00000  926.26642
S      553.533461    0.00000   3.574904  0.00000  527.85021
B-1    992.777788    0.69920   6.521981  0.00000  992.07858
B-2    992.777790    0.69921   6.521981  0.00000  992.07858
B-3    992.777779    0.69920   6.521984  0.00000  992.07858
B-4    992.777784    0.69920   6.521981  0.00000  992.07858
B-5    992.777773    0.69920   6.521983  0.00000  992.07857
B-6    992.777776    0.69921   6.521985  0.00000  992.07857
R        0.000000    0.00000   0.000000  0.00000    0.00000
RP       0.000000    0.00000 200.000000  0.00000    0.00000






				SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.


				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated:	June 30, 1998